                                                            Exhibit 1 (ff)

                             ARTICLES SUPPLEMENTARY

                                       OF

                           PACIFIC HORIZON FUNDS, INC.

            PACIFIC HORIZON FUNDS, INC., a Maryland corporation having its principal office in the City of Baltimore, Maryland (hereinafter called the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

            FIRST: Pursuant to sections 2-105(c) and 2-208.1 of the Maryland General Corporation Law, the Board of Directors of the Corporation, an open-end company registered under the Investment Company Act of 1940, has increased the total number of shares of capital stock which the Corporation shall have authority to issue from Two Hundred Billion (200,000,000,000) shares, of the par value of One Mill ($0.001) per share, and of the aggregate par value of Two Hundred Million Dollars ($200,000,000), to Four Hundred Billion (400,000,000,000) shares, of the par value of One Mill ($0.001) per share, and of the aggregate par value of Four Hundred Million Dollars ($400,000,000), pursuant to the following resolution adopted at a regular meeting of the Board of Directors of the Corporation held on April 30, 1997:

            RESOLVED, that the total number of shares of capital stock which the Corporation shall have authority to issue be increased to Four Hundred Billion (400,000,000,000) shares, of the par value of One Mill ($0.001) per share, and of the aggregate par value of Four Hundred Million Dollars ($400,000,000).

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            SECOND: The total number of classified and authorized shares of each class of the Corporation as of immediately before the increase is: Class A
Common Stock, Ten Billion (10,000,000,000) shares of capital stock of the Corporation (of the aggregate par value of Ten Million Dollars ($10,000,000));

            Class A Common Stock - Special Series 1, Ten Billion
      (10,000,000,000) shares of capital stock of the Corporation (of the aggregate par value of Ten Million Dollars ($10,000,000));

            Class A Common Stock - Special Series 2, Ten Billion
      (10,000,000,000) shares of capital stock of the Corporation (of the aggregate par value of Ten Million Dollars ($10,000,000));

            Class A Common Stock - Special Series 3, Ten Billion
      (10,000,000,000) shares of capital stock of the Corporation (of the aggregate par value of Ten Million Dollars ($10,000,000));

            Class A Common Stock - Special Series 4, Four Billion Four Hundred Million (4,400,000,000) shares of capital stock of the Corporation (of the aggregate par value of Four Million, Four Hundred Thousand Dollars ($4,400,000));

            Class B Common Stock, Ten Billion (10,000,000,000) shares of capital stock of the Corporation (of the aggregate par value of Ten Million Dollars ($10,000,000));

            Class B Common Stock - Special Series 1, Ten Billion
      (10,000,000,000) shares of capital stock of the Corporation (of the aggregate par value of Ten Million Dollars ($10,000,000));

            Class B Common Stock - Special Series 2, Eighteen Billion (18,000,000,000) shares of capital stock of the Corporation (of the aggregate par value of Eighteen Million Dollars ($18,000,000));

            Class B Common Stock - Special Series 3, Ten Billion
      (10,000,000,000) shares of capital stock of the Corporation (of the aggregate par value of Ten Million Dollars ($10,000,000));

            Class B Common Stock - Special Series 4, Ten Billion
      (10,000,000,000) shares of capital stock of the Corporation


                                       -2-
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      (of the aggregate par value of Ten Million Dollars ($10,000,000));

            Class C Common Stock, Two Hundred and Fifty Million (250,000,000) shares of capital stock of the Corporation (of the aggregate par value of Two Hundred and Fifty Thousand Dollars ($250,000));

            Class D Common Stock, Four Hundred Million (400,000,000) shares of capital stock of the Corporation (of the aggregate par value of Four Hundred Thousand Dollars ($400,000));

            Class D Common Stock - Special Series 3, Six Hundred Million (600,000,000) shares of capital stock of the Corporation (of the aggregate par value of Six Hundred Thousand Dollars ($600,000));

            Class D Common Stock - Special Series 5, Fifty Million (50,000,000) shares of capital stock of the Corporation (of the aggregate par value of Fifty Thousand Dollars ($50,000));

            Class E Common Stock, One Hundred Million (100,000,000) shares of capital stock of the Corporation (of the aggregate par value of One Hundred Thousand Dollars ($100,000));

            Class E Common Stock - Special Series 3, One Hundred and Fifty Million (150,000,000) shares of capital stock of the Corporation (of the aggregate par value of One Hundred and Fifty Thousand Dollars ($150,000));

            Class E Common Stock - Special Series 5, Fifty Million (50,000,000) shares of capital stock of the Corporation (of the aggregate par value of Fifty Thousand Dollars ($50,000));

            Class F Common Stock, One Hundred Million (100,000,000) shares of capital stock of the Corporation (of the aggregate par value of One Hundred Thousand Dollars ($100,000));

            Class F Common Stock - Special Series 3, One Hundred and Fifty Million (150,000,000) shares of capital stock of the Corporation (of the aggregate par value of One Hundred and Fifty Thousand Dollars ($150,000));

            Class F Common Stock - Special Series 5, Fifty Million (50,000,000) shares of capital stock of the Corporation (of the aggregate par value of Fifty Thousand Dollars ($50,000));


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            Class G Common Stock, One Hundred Million (100,000,000) shares of capital stock of the Corporation (of the aggregate par value of One Hundred Thousand Dollars ($100,000));

            Class G Common Stock - Special Series 3, One Hundred and Fifty Million (150,000,000) shares of capital stock of the Corporation (of the aggregate par value of One Hundred and Fifty Thousand Dollars ($150,000));

            Class G Common Stock - Special Series 5, Fifty Million (50,000,000) shares of capital stock of the Corporation (of the aggregate par value of Fifty Thousand Dollars ($50,000));

            Class I Common Stock, One Billion Five Hundred Million (1,500,000,000) shares of capital stock of the Corporation (of the aggregate par value of One Million Five Hundred Thousand Dollars ($1,500,000));

            Class I Common Stock - Special Series 1, Three Billion (3,000,000,000) shares of capital stock of the Corporation (of the aggregate par value of Three Million Dollars ($3,000,000));

            Class I Common Stock - Special Series 2, Three Billion (3,000,000,000) shares of capital stock of the Corporation (of the aggregate par value of Three Million Dollars ($3,000,000));

            Class J Common Stock, One Billion (1,000,000,000) shares of capital stock of the Corporation (of the aggregate par value of One Million Dollars ($1,000,000));

            Class J Common Stock - Special Series 1, One Billion (1,000,000,000) shares of capital stock of the Corporation (of the aggregate par value of One Million Dollars ($1,000,000));

            Class J Common Stock - Special Series 2, Five Hundred Million (500,000,000) shares of capital stock of the Corporation (of the aggregate par value of Five Hundred Thousand Dollars ($500,000));

            Class J Common Stock - Special Series 4, One Billion (1,000,000,000) shares of capital stock of the Corporation (of the aggregate par value of One Million Dollars ($1,000,000));

            Class K Common Stock, Fifteen Billion (15,000,000,000) shares of capital stock of the Corporation (of the aggregate par value of Fifteen Million Dollars ($15,000,000));


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            Class K Common Stock - Special Series 1, Fifteen Billion
      (15,000,000,000) shares of capital stock of the Corporation (of the aggregate par value of Fifteen Million Dollars ($15,000,000));

            Class K Common Stock - Special Series 2, Seven Billion (7,000,000,000) shares of capital stock of the Corporation (of the aggregate par value of Seven Million Dollars ($7,000,000));

            Class L Common Stock, Fifteen Billion (15,000,000,000) shares of capital stock of the Corporation (of the aggregate par value of Fifteen Million Dollars ($15,000,000));

            Class L Common Stock - Special Series 1, Fifteen Billion (15,000,000,000) shares of capital stock of the Corporation (of the aggregate par value of Fifteen Million Dollars ($15,000,000));

            Class L Common Stock - Special Series 2, Seven Billion (7,000,000,000) shares of capital stock of the Corporation (of the aggregate par value of Seven Million Dollars ($7,000,000));

            Class M Common Stock, Forty Million (40,000,000) shares of capital stock of the Corporation (of the aggregate par value of Forty Thousand Dollars ($40,000));

            Class M Common Stock - Special Series 3, Sixty Million (60,000,000) shares of capital stock of the Corporation (of the aggregate par value of Sixty Thousand Dollars ($60,000));

            Class M Common Stock - Special Series 5, Fifty Million (50,000,000) shares of capital stock of the Corporation (of the aggregate par value of Fifty Thousand Dollars ($50,000));

            Class M Common Stock - Special Series 7, Fifty Million (50,000,000) shares of capital stock of the Corporation (of the aggregate par value of Fifty Thousand Dollars ($50,000));

            Class N Common Stock, Forty Million (40,000,000) shares of capital stock of the Corporation (of the aggregate par value of Forty Thousand Dollars ($40,000));

            Class N Common Stock - Special Series 3, Sixty Million (60,000,000) shares of capital stock of the Corporation (of the aggregate par value of Sixty Thousand Dollars ($60,000));


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            Class N Common Stock - Special Series 5, Fifty Million (50,000,000)
      shares of capital stock of the Corporation (of the aggregate par value of Fifty Thousand Dollars ($50,000));

            Class N Common Stock - Special Series 7, Fifty Million (50,000,000) shares of capital stock of the Corporation (of the aggregate par value of Fifty Thousand Dollars ($50,000));

            Class O Common Stock, Forty Million (40,000,000) shares of capital stock of the Corporation (of the aggregate par value of Forty Thousand Dollars ($40,000));

            Class O Common Stock - Special Series 3, Sixty Million (60,000,000) shares of capital stock of the Corporation (of the aggregate par value of Sixty Thousand Dollars ($60,000));

            Class O Common Stock - Special Series 5, Fifty Million (50,000,000) shares of capital stock of the Corporation (of the aggregate par value of Fifty Thousand Dollars ($50,000));

            Class O Common Stock - Special Series 7, Fifty Million (50,000,000) shares of capital stock of the Corporation (of the aggregate par value of Fifty Thousand Dollars ($50,000));

            Class Q Common Stock, Forty Million (40,000,000) shares of capital stock of the Corporation (of the aggregate par value of Forty Thousand Dollars ($40,000));

            Class Q Common Stock - Special Series 3, Sixty Million (60,000,000) shares of capital stock of the Corporation (of the aggregate par value of Sixty Thousand Dollars ($60,000));

            Class Q Common Stock - Special Series 5, Fifty Million (50,000,000) shares of capital stock of the Corporation (of the aggregate par value of Fifty Thousand Dollars ($50,000));

            Class R Common Stock, Forty Million (40,000,000) shares of capital stock of the Corporation (of the aggregate par value of Forty Thousand Dollars ($40,000));

            Class R Common Stock - Special Series 3, Sixty Million (60,000,000) shares of capital stock of the Corporation (of the aggregate par value of Sixty Thousand Dollars ($60,000));

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            Class R Common Stock - Special Series 5, Fifty Million (50,000,000)
      shares of capital stock of the Corporation (of the aggregate par value of Fifty Thousand Dollars ($50,000));

            Class S Common Stock, Forty Million (40,000,000) shares of capital stock of the Corporation (of the aggregate par value of Forty Dollars ($40,000));

            Class S Common Stock - Special Series 3, Sixty Million (60,000,000) shares of capital stock of the Corporation (of the aggregate par value of Sixty Thousand Dollars ($60,000));

            Class S Common Stock - Special Series 5, Fifty Million (50,000,000) shares of capital stock of the Corporation (of the aggregate par value of Fifty Thousand Dollars ($50,000));

            Class T Common Stock, Forty Million (40,000,000) shares of capital stock of the Corporation (of the aggregate par value of Forty Thousand Dollars ($40,000));

            Class T Common Stock - Special Series 3, Sixty Million (60,000,000) shares of capital stock of the Corporation (of the aggregate par value of Sixty Thousand Dollars ($60,000));

            Class T Common Stock - Special Series 5, Fifty Million (50,000,000) shares of capital stock of the Corporation (of the aggregate par value of Fifty Thousand Dollars ($50,000));

            Class U Common Stock, Forty Million (40,000,000) shares of capital stock of the Corporation (of the aggregate par value of Forty Thousand Dollars ($40,000));

            Class U Common Stock - Special Series 3, Sixty Million (60,000,000) shares of capital stock of the Corporation (of the aggregate par value of Sixty Thousand Dollars ($60,000));

            Class U Common Stock - Special Series 5, Fifty Million (50,000,000) shares of capital stock of the Corporation (of the aggregate par value of Fifty Thousand Dollars ($50,000));

            Class V Common Stock, Forty Million (40,000,000) shares of capital stock of the Corporation (of the aggregate par value of Forty Thousand Dollars ($40,000));

            Class V Common Stock - Special Series 3, Sixty Million (60,000,000) shares of capital stock of the Corporation (of the aggregate par value of Sixty Thousand Dollars ($60,000));

            Class V Common Stock - Special Series 5, Fifty Million (50,000,000) shares of capital stock of the Corporation (of the aggregate par value of Fifty Thousand Dollars ($50,000));

            Class W Common Stock, Forty Million (40,000,000) shares of capital stock of the Corporation (of the aggregate par value of Forty Thousand Dollars ($40,000));

            Class W Common Stock - Special Series 3, Sixty Million (60,000,000) shares of capital stock of the Corporation (of the aggregate par value of Sixty Thousand Dollars ($60,000));

            Class W Common Stock - Special Series 5, Fifty Million (50,000,000) shares of capital stock of the Corporation (of the aggregate par value of Fifty Thousand Dollars ($50,000));

The total number of authorized and unclassified shares of capital stock of the Corporation as of immediately before the increase is Eight Billion, Seven Hundred and Fifty Million (8,750,000,000) shares, of the par value of One Mill ($0.001) per share, and of the aggregate par value of Eight Million, Seven Hundred and Fifty Thousand Dollars ($8,750,000).

            THIRD: The total number of classified and authorized shares of each class of the Corporation as increased is:

          Class A Common Stock, Ten Billion (10,000,000,000) shares of capital stock of the Corporation (of the aggregate par value of Ten Million Dollars ($10,000,000));

          Class A Common Stock - Special Series 1, Ten Billion (10,000,000,000) shares of capital stock of the Corporation (of the aggregate par value of Ten Million Dollars ($10,000,000));

          Class A Common Stock - Special Series 2, Ten Billion (10,000,000,000) shares of capital stock of the Corporation

      (of the aggregate par value of Ten Million Dollars ($10,000,000));

            Class A Common Stock - Special Series 3, Ten Billion
      (10,000,000,000) shares of capital stock of the Corporation (of the aggregate par value of Ten Million Dollars ($10,000,000));

            Class A Common Stock - Special Series 4, Ten Billion
      (10,000,000,000) shares of capital stock of the Corporation (of the aggregate par value of Ten Million Dollars ($10,000,000));

            Class B Common Stock, Twenty Billion (20,000,000,000) shares of capital stock of the Corporation (of the aggregate par value of Twenty Million Dollars ($20,000,000));

            Class B Common Stock - Special Series 1, Twenty Billion (20,000,000,000) shares of capital stock of the Corporation (of the aggregate par value of Twenty Million Dollars ($20,000,000));

            Class B Common Stock - Special Series 2, Twenty Billion (20,000,000,000) shares of capital stock of the Corporation (of the aggregate par value of Twenty Million Dollars ($20,000,000));

            Class B Common Stock - Special Series 3, Twenty Billion (20,000,000,000) shares of capital stock of the Corporation (of the aggregate par value of Twenty Million Dollars ($20,000,000));

            Class B Common Stock - Special Series 4, Twenty Billion (20,000,000,000) shares of capital stock of the Corporation (of the aggregate par value of Twenty Million Dollars ($20,000,000));

            Class C Common Stock, Zero (0) shares of capital stock of the Corporation (of the aggregate par value of Zero Dollars ($0));

            Class D Common Stock, One Hundred Million (100,000,000) shares of capital stock of the Corporation (of the aggregate par value of One Hundred Thousand Dollars ($100,000));

            Class D Common Stock - Special Series 3, One Hundred Million (100,000,000) shares of capital stock of the Corporation (of the aggregate par value of One Hundred Thousand Dollars ($100,000));

            Class D Common Stock - Special Series 5, One Hundred Million (100,000,000) shares of capital stock of the

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      Corporation (of the aggregate par value of One Hundred Thousand Dollars
      ($100,000));

            Class E Common Stock, One Hundred Million (100,000,000) shares of capital stock of the Corporation (of the aggregate par value of One Hundred Thousand Dollars ($100,000));

            Class E Common Stock - Special Series 3, One Hundred Million (100,000,000) shares of capital stock of the Corporation (of the aggregate par value of One Hundred Thousand Dollars ($100,000));

            Class E Common Stock - Special Series 5, One Hundred Million (100,000,000) shares of capital stock of the Corporation (of the aggregate par value of One Hundred Thousand Dollars ($100,000));

            Class F Common Stock, One Hundred Million (100,000,000) shares of capital stock of the Corporation (of the aggregate par value of One Hundred Thousand Dollars ($100,000));

            Class F Common Stock - Special Series 3, One Hundred Million (100,000,000) shares of capital stock of the Corporation (of the aggregate par value of One Hundred Thousand Dollars ($100,000));

            Class F Common Stock - Special Series 5, One Hundred Million (100,000,000) shares of capital stock of the Corporation (of the aggregate par value of One Hundred Thousand Dollars ($100,000));

            Class G Common Stock, One Hundred Million (100,000,000) shares of capital stock of the Corporation (of the aggregate par value of One Hundred Thousand Dollars ($100,000));

            Class G Common Stock - Special Series 3, One Hundred Million (100,000,000) shares of capital stock of the Corporation (of the aggregate par value of One Hundred Thousand Dollars ($100,000));

            Class G Common Stock - Special Series 5, One Hundred Million (100,000,000) shares of capital stock of the Corporation (of the aggregate par value of One Hundred Thousand Dollars ($100,000));

            Class I Common Stock, Ten Billion (10,000,000,000) shares of capital stock of the Corporation (of the aggregate par value of Ten Million Dollars ($10,000,000));

            Class I Common Stock - Special Series 1, Ten Billion
      (10,000,000,000) shares of capital stock of the Corporation

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      (of the aggregate par value of Ten Million Dollars ($10,000,000));

            Class I Common Stock - Special Series 2, Ten Billion
      (10,000,000,000) shares of capital stock of the Corporation (of the aggregate par value of Ten Million Dollars ($10,000,000));

            Class J Common Stock, Ten Billion (10,000,000,000) shares of capital stock of the Corporation (of the aggregate par value of Ten Million Dollars ($10,000,000));

            Class J Common Stock - Special Series 1, Ten Billion
      (10,000,000,000) shares of capital stock of the Corporation (of the aggregate par value of Ten Million Dollars ($10,000,000));

            Class J Common Stock - Special Series 2, Ten Billion
      (10,000,000,000) shares of capital stock of the Corporation (of the aggregate par value of Ten Million Dollars ($10,000,000));

            Class J Common Stock - Special Series 4, Ten Billion
      (10,000,000,000) shares of capital stock of the Corporation (of the aggregate par value of Ten Million Dollars ($10,000,000));

            Class K Common Stock, Ten Billion (10,000,000,000) shares of capital stock of the Corporation (of the aggregate par value of Ten Million Dollars ($10,000,000));

            Class K Common Stock - Special Series 1, Ten Billion
      (10,000,000,000) shares of capital stock of the Corporation (of the aggregate par value of Ten Million Dollars ($10,000,000));

            Class K Common Stock - Special Series 2, Ten Billion
      (10,000,000,000) shares of capital stock of the Corporation (of the aggregate par value of Ten Million Dollars ($10,000,000));

            Class L Common Stock, Ten Billion (10,000,000,000) shares of capital stock of the Corporation (of the aggregate par value of Ten Million Dollars ($10,000,000));

            Class L Common Stock - Special Series 1, Ten Billion
      (10,000,000,000) shares of capital stock of the Corporation (of the aggregate par value of Ten Million Dollars ($10,000,000));

            Class L Common Stock - Special Series 2, Ten Billion
      (10,000,000,000) shares of capital stock of the Corporation

      (of the aggregate par value of Ten Million Dollars ($10,000,000));

            Class M Common Stock, One Hundred Million (100,000,000) shares of capital stock of the Corporation (of the aggregate par value of One Hundred Thousand Dollars ($100,000));

            Class M Common Stock - Special Series 3, One Hundred Million (100,000,000) shares of capital stock of the Corporation (of the aggregate par value of One Hundred Thousand Dollars ($100,000));

            Class M Common Stock - Special Series 5, One Hundred Million (100,000,000) shares of capital stock of the Corporation (of the aggregate par value of One Hundred Thousand Dollars ($100,000));

            Class M Common Stock - Special Series 7, One Hundred Million (100,000,000) shares of capital stock of the Corporation (of the aggregate par value of One Hundred Thousand Dollars ($100,000));

            Class N Common Stock, One Hundred Million (100,000,000) shares of capital stock of the Corporation (of the aggregate par value of One Hundred Thousand Dollars ($100,000));

            Class N Common Stock - Special Series 3, One Hundred Million (100,000,000) shares of capital stock of the Corporation (of the aggregate par value of One Hundred Thousand Dollars ($100,000));

            Class N Common Stock - Special Series 5, One Hundred Million (100,000,000) shares of capital stock of the Corporation (of the aggregate par value of One Hundred Thousand Dollars ($100,000));

            Class N Common Stock - Special Series 7, One Hundred Million (100,000,000) shares of capital stock of the Corporation (of the aggregate par value of One Hundred Thousand Dollars ($100,000));

            Class O Common Stock, One Hundred Million (100,000,000) shares of capital stock of the Corporation (of the aggregate par value of One Hundred Thousand Dollars ($100,000));

            Class O Common Stock - Special Series 3, One Hundred Million (100,000,000) shares of capital stock of the Corporation (of the aggregate par value of One Hundred Thousand Dollars ($100,000));

            Class O Common Stock - Special Series 5, One Hundred Million (100,000,000) shares of capital stock of the

      Corporation (of the aggregate par value of One Hundred Thousand Dollars ($100,000));

            Class O Common Stock - Special Series 7, One Hundred Million (100,000,000) shares of capital stock of the Corporation (of the aggregate par value of One Hundred Thousand Dollars ($100,000));

            Class Q Common Stock, One Hundred Million (100,000,000) shares of capital stock of the Corporation (of the aggregate par value of One Hundred Thousand Dollars ($100,000));

            Class Q Common Stock - Special Series 3, One Hundred Million (100,000,000) shares of capital stock of the Corporation (of the aggregate par value of One Hundred Thousand Dollars ($100,000));

            Class Q Common Stock - Special Series 5, One Hundred Million (100,000,000) shares of capital stock of the Corporation (of the aggregate par value of One Hundred Thousand Dollars ($100,000));

            Class R Common Stock, One Hundred Million (100,000,000) shares of capital stock of the Corporation (of the aggregate par value of One Hundred Thousand Dollars ($100,000));

            Class R Common Stock - Special Series 3, One Hundred Million (100,000,000) shares of capital stock of the Corporation (of the aggregate par value of One Hundred Thousand Dollars ($100,000));

            Class R Common Stock - Special Series 5, One Hundred Million (100,000,000) shares of capital stock of the Corporation (of the aggregate par value of One Hundred Thousand Dollars ($100,000));

            Class S Common Stock, One Hundred Million (100,000,000) shares of capital stock of the Corporation (of the aggregate par value of One Hundred Thousand Dollars ($100,000));

            Class S Common Stock - Special Series 3, One Hundred Million (100,000,000) shares of capital stock of the Corporation (of the aggregate par value of One Hundred Thousand Dollars ($100,000));

            Class S Common Stock - Special Series 5, One Hundred Million (100,000,000) shares of capital stock of the Corporation (of the aggregate par value of One Hundred Thousand Dollars ($100,000));

            Class T Common Stock, One Hundred Million (100,000,000) shares of capital stock of the Corporation (of the aggregate par value of One Hundred Thousand Dollars ($100,000));

            Class T Common Stock - Special Series 3, One Hundred Million (100,000,000) shares of capital stock of the Corporation (of the aggregate par value of One Hundred Thousand Dollars ($100,000));

            Class T Common Stock - Special Series 5, One Hundred Million (100,000,000) shares of capital stock of the Corporation (of the aggregate par value of One Hundred Thousand Dollars ($100,000));

            Class U Common Stock, One Hundred Million (100,000,000) shares of capital stock of the Corporation (of the aggregate par value of One Hundred Thousand Dollars ($100,000));

            Class U Common Stock - Special Series 3, One Hundred Million (100,000,000) shares of capital stock of the Corporation (of the aggregate par value of One Hundred Thousand Dollars ($100,000));

            Class U Common Stock - Special Series 5, One Hundred Million (100,000,000) shares of capital stock of the Corporation (of the aggregate par value of One Hundred Thousand Dollars ($100,000));

            Class V Common Stock, One Hundred Million (100,000,000) shares of capital stock of the Corporation (of the aggregate par value of One Hundred Thousand Dollars ($100,000));

            Class V Common Stock - Special Series 3, One Hundred Million (100,000,000) shares of capital stock of the Corporation (of the aggregate par value of One Hundred Thousand Dollars ($100,000));

            Class V Common Stock - Special Series 5, One Hundred Million (100,000,000) shares of capital stock of the Corporation (of the aggregate par value of One Hundred Thousand Dollars ($100,000));

            Class W Common Stock, One Hundred Million (100,000,000) shares of capital stock of the Corporation (of the aggregate par value of One Hundred Thousand Dollars ($100,000));

            Class W Common Stock - Special Series 3, One Hundred Million (100,000,000) shares of capital stock of the Corporation (of the aggregate par value of One Hundred Thousand Dollars ($100,000));

            Class W Common Stock - Special Series 5, One Hundred Million (100,000,000) shares of capital stock of the Corporation (of the aggregate par value of One Hundred Thousand Dollars ($100,000));

The total number of authorized and unclassified shares of capital stock of the Corporation as increased is One Hundred and Fifteen Billion, Five Hundred Million (115,500,000,000) shares, of the par value of One Mill ($0.001) per share, and of the aggregate par value of One Hundred and Fifteen Million, Five Hundred Thousand Dollars (115,500,000).

            IN WITNESS WHEREOF, PACIFIC HORIZON FUNDS, INC. has caused these presents to be signed in its name and on its behalf by its President and its corporate seal to be hereunto affixed and attested by its Secretary on this 10th day of June, 1997.

                                    PACIFIC HORIZON FUNDS, INC.


[SEAL]                              By:   /s/ Cornelius J. Pings
                                          -------------------------------
                                          Cornelius J. Pings
                                          President

Attest:

/s/ W. Bruce McConnel, III
-------------------------------
W. Bruce McConnel, III
Secretary

                                  CERTIFICATE

            THE UNDERSIGNED, President of PACIFIC HORIZON FUNDS, INC., who executed on behalf of said Corporation the attached Articles Supplementary of said Corporation, of which this Certificate is made a part, hereby acknowledges, in the name and on behalf of said Corporation, the attached Articles Supplementary to be the corporate act of said Corporation, and certifies that to the best of his knowledge, information and belief the matters and facts set forth in the attached Articles Supplementary with respect to authorization and approval are true in all material respects, under the penalties for perjury.


Dated: June 10, 1997                      /s/ Cornelius J. Pings
                                          -----------------------------
                                          Cornelius J. Pings
                                          President